MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
     FIXED INCOME FUND
     HSBC Asset Management  (LOGO)
-------------------------------------------------------------------------------


ANNUAL REPORT
December 31, 1995



Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.



Sponsored and distributed by:
MARINER FUNDS SERVICES


COVER

     MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
     FIXED INCOME FUND
     HSBC Asset Management  (LOGO)
-------------------------------------------------------------------------------


February 12, 1996


Dear Shareholder:

This was a record year in the fixed income markets. The total return of the market, as measured by the Lehman Aggregate Index was 18.47%, the highest in over a decade and third highest in history. The forces driving the market were low inflation, slowing economic activity and the prospect of a balanced budget. This combination has been potent and we have finished the year with a strong rally.

MANAGER'S DISCUSSION OF PERFORMANCE
-----------------------------------

The Fund returned 16.73% versus 18.47% for the Lehman Aggregate Index.Our returns were below the index because of a higher average quality, incorrect duration positioning in the first quarter, and an underweighting in Corporates which were the best performing sector in 1995. The combination of these factors caused the funds to lag the index in what was a terrific rally.



Sincerely,

/s/ JAMES LARK

James Lark

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     FIXED INCOME FUND VS. LEHMAN AGGREGATE

           Average Annual Total Return
-----------------------------------------------------
                          1 Year            Inception
-----------------------------------------------------
Offering Price(1)         11.14%              5.88%
NAV(2)                    16.73%              7.64%
-----------------------------------------------------


CHART

[GRAPHIC OMITTED]

Plot Points:                 FUND(1)          LEHMAN            FUND(2)
                Jan          10,000           10,000            10,000
                Mar          9,788            10,315            10,277
                Jun          10,053           10,589            10,555
                Sep          10,343           10,865            10,860
                Dec          10,340           10,870            10,857
                Mar          10,164           10,558            10,672
                Jun          10,073           10,450            10,576
                Sep          10,112           10,514            10,618
                Dec          10,145           10,554            10,651
                Mar          10,580           11,086            11,108
                Jun          11,218           11,761            11,778
                Sep          11,374           11,993            11,941
                Dec          11,842           12,504            12,433

Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the Fixed Income Fund on January 15, 1993, to a $10,000 investment in the Lehman Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Lehman Aggregate Bond Index is a widely accepted unmanaged index of overall government corporate/mortgage bond market performance and does not take into account charges, fees and other expenses.

BOARD OF TRUSTEES


JOHN P. PFANN*         CHAIRMAN OF THE BOARD; Chairman and President,
                       JPP Equities, Inc.

WOLFE J. FRANKL*       Former Director, North America, Berlin Economic
                       Development Corporation

WILLIAM L. KUFTA       Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*    Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees





-------------------------------------------------------------------------------
OFFICERS

WILLIAM B. BLUNDIN     CHIEF EXECUTIVE OFFICER

ANN E. BERGIN          PRESIDENT

WILLIAM J. TOMKO       VICE PRESIDENT

MARK E. NAGLE          TREASURER

MARTIN R. DEAN         ASSISTANT TREASURER

ROBERT L. TUCH         ASSISTANT SECRETARY

ALAINA V. METZ         ASSISTANT SECRETARY

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1995

                                                              FIXED INCOME FUND

                                                            INTEREST      MATURITY      PRINCIPAL
                                                              RATE          DATE         AMOUNT           VALUE
                                                            --------      --------     ----------      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS-40.8%
MORTGAGE-BACKED SECURITIES-36.3%
Federal Home Loan Mortgage Corporation:
     220019                                                   7.750%      01/01/02     $  306,537      $  312,456
     1979-C                                                  10.000       09/15/09        420,393         433,005
     G10347                                                   7.500       05/01/10      4,646,750       4,778,894
     33-C                                                     8.000       09/15/18      1,307,092       1,316,947
     138-C                                                    8.850       04/15/20        253,342         253,925
     C80288                                                   9.000       04/01/25      2,379,439       2,505,847
     C00421                                                   8.000       09/01/25      3,011,147       3,119,362
     D62926                                                   6.500       08/01/25      2,989,872       2,957,172
Federal National Mortgage Association
   Real Estate Mortgage Investment Conduits:
     1989-C                                                  10.000       12/25/17      1,902,349       1,965,545
     1994-56L                                                 6.500       09/25/22      4,449,717       4,382,303

Federal National Mortgage Association                         7.500       06/01/25      3,721,062       3,811,763
                                                              7.000       12/01/25      4,989,466       5,028,448
Government National Mortgage Association:
   Collateralized Mortgage Obligation #168414.               10.000       08/15/22        961,241       1,053,607
   Collateralized Mortgage Obligation #356578                 7.500       06/15/23      4,205,903       4,324,194

Resolution Trust Corp. 1992-MH3                               6.800       12/15/11         79,415          79,471
                                                                                                      -----------
Total U.S. Government Agency Mortgage-Backed Securities (Cost - $35,765,883)                           36,322,939
                                                                                                      -----------
OTHER AGENCY OBLIGATIONS-4.5%
Federal Home Loan Bank                                        6.270       01/14/04      1,500,000       1,500,889
                                                              6.160       01/21/04      1,500,000       1,490,556

Federal National Mortgage Association                         5.550       02/12/99      1,500,000       1,491,040
                                                                                                      -----------
Total Other Agency Obligations (Cost - $4,464,772)                                                      4,482,485
                                                                                                      -----------
Total U.S. Government Agency Obligations (Cost - $40,230,655)                                          40,805,424
                                                                                                      -----------
U.S. GOVERNMENT OBLIGATIONS-26.9%
U.S. Treasury Bonds:                                         11.625       11/15/04      1,000,000       1,415,625
                                                              8.875       08/15/17        190,000         254,541
                                                              8.750       08/15/20      2,280,000       3,058,761
                                                              7.875       02/15/21      1,000,000       1,230,937
                                                              8.000       11/15/21      1,160,000       1,451,812
                                                              7.500       11/15/24      1,000,000       1,201,250
                                                              7.625       02/15/25        500,000         610,937
                                                              6.875       08/15/25      8,500,000       9,589,062

                                                                                                      -----------
                                                                                                       18,812,925
                                                                                                      -----------

                                                              FIXED INCOME FUND
                                                            INTEREST      MATURITY      PRINCIPAL
                                                              RATE          DATE         AMOUNT           VALUE
                                                            --------      --------    -----------     -----------

U.S. GOVERNMENT OBLIGATIONS-(CONTINUED)
U.S. Treasury Notes:                                          6.875%      07/31/99    $ 1,000,000     $ 1,049,687
                                                              8.000       08/15/99      1,000,000       1,087,813
                                                              7.750       01/31/00      1,000,000       1,086,562
                                                              6.750       04/30/00      3,000,000       3,157,500
                                                              7.875       11/15/04        500,000         579,062
                                                              7.500       02/15/05      1,000,000       1,135,000
                                                                                                      -----------
                                                                                                        8,095,624
                                                                                                      -----------
Total U.S. Government Obligations (Cost - $24,893,475)                                                 26,908,549
                                                                                                      -----------

ASSET-BACKED SECURITY-1.5%
Sears Credit Account 1991-B (Cost - $1,620,465)               8.600       05/15/98      1,500,000       1,517,385
                                                                                                      -----------

OTHER MORTGAGE-RELATED SECURITY-3.0%
Prudential Home Mortgage Securities 1993-9 A9
   (Cost - $2,997,188)                                        6.700       03/25/08      3,000,000       3,023,610
                                                                                                      -----------

CORPORATE BONDS-12.9%
FINANCIAL  SERVICES - 7.3%
American Express Credit Corp.                                 6.125       06/15/00      3,000,000       3,043,239
General Motors Acceptance Corp.                               7.400       01/14/97      1,750,000       1,781,955
Provident Bank Corp.                                          6.375       01/15/04      2,500,000       2,487,400
                                                                                                      -----------
                                                                                                        7,312,594
                                                                                                      -----------
INDUSTRIAL - 0.7%
Polaroid Corp.                                                7.250       01/15/97        665,000         674,952
                                                                                                      -----------
UTILITIES - 3.6%
Central Power & Light Co.                                     6.000       10/01/97      1,500,000       1,507,750
NYNEX                                                         7.250       02/15/24        500,000         514,892
Pacific Telephone & Telegraph                                 6.875       08/15/23      1,500,000       1,511,928
                                                                                                      -----------
                                                                                                        3,534,570
                                                                                                      -----------

                                                              FIXED INCOME FUND

                                                            INTEREST      MATURITY      PRINCIPAL
                                                              RATE          DATE         AMOUNT           VALUE
                                                            --------      --------     ----------      -----------

CORPORATE BONDS-(CONTINUED)
YANKEES - 1.3%
Export Development Corp.                                      8.125%      08/10/99     $  380,000      $  410,377
Ontario Province, Canada                                     15.750       03/15/12        775,000         910,121

                                                                                                       ----------
                                                                                                        1,320,498
                                                                                                       ----------
Total Corporate Bonds (Cost - $12,925,479)                                                             12,842,614
                                                                                                       ----------

SHORT-TERM INVESTMENT - 1.6%
Provident Institutional Temporary Investment Fund
     (Cost - $1,634,000)                                      5.590      On Demand      1,634,000       1,634,000
                                                                                                      -----------
TOTAL INVESTMENTS - 86.7% (Cost - $84,301,262)*                                                        86,731,582

OTHER ASSETS, LESS LIABILITIES - 13.3%                                                                 13,210,463
                                                                                                      -----------
NET ASSETS - 100%                                                                                     $99,942,045
                                                                                                      ===========

  * Also, cost for Federal income tax purposes. As of December 31, 1995, net unrealized appreciation for Federal Income tax purposes aggregated $2,430,320 of which $2,989,934 related to appreciated securities and $559,614 related to depreciated securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995


                                FIXED INCOME FUND

ASSETS:
   Investments at value (Cost $84,301,262)                   $86,731,582
   Cash                                                              541
   Receivable for fund shares sold                            12,485,981
   Interest and dividends receivable                           1,206,158
   Organizational costs, net                                      24,274
   Prepaid expenses                                                8,630
                                                             -----------
        TOTAL ASSETS                                         100,457,166
                                                             -----------
LIABILITIES:
   Dividends payable                                             424,878
   Accrued expenses                                               35,811
   Due to affiliates                                              54,432
                                                             -----------
        TOTAL LIABILITIES                                        515,121
                                                             -----------
NET ASSETS                                                   $99,942,045
                                                             ===========
NET ASSETS CONSIST OF:
   Paid-in capital                                           $98,621,639
   Accumulated net realized loss on investments               (1,109,914)
   Net unrealized appreciation on investments                  2,430,320
                                                             -----------
NET ASSETS - applicable to 9,718,065 shares
   ($0.001 par value) outstanding; unlimited number of
   shares authorized                                         $99,942,045
                                                             ===========
NET ASSET VALUE, offering and redemption price per share          $10.28
                                                             ===========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                FIXED INCOME FUND

INVESTMENT INCOME:

Income:
   Interest                                                            $ 5,874,281
                                                                       -----------
Expenses:
   Advisory fees                                                           464,376
   Administrative services fee                                              84,432
   Co-administrative and shareholder servicing fees                         59,102
   Distribution expenses                                                    55,771
   Transfer agent fees                                                      36,235
   Audit fee                                                                25,653
   Legal fees                                                               18,604
   Amortization of organizational costs                                     12,457
   Insurance                                                                11,941
   Custodian fee                                                            11,400
   Printing                                                                  9,435
   Trustees' fees and expenses                                               9,403
   Miscellaneous expenses                                                    7,092
                                                                       -----------
        Total expenses                                                     805,901
   Less expense waivers                                                    (20,930)
                                                                       -----------
        Net expenses                                                       784,971
                                                                       -----------
    Net investment income                                                5,089,310
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                           (89,155)
Net change in unrealized appreciation on investments                     8,168,553
                                                                       -----------
Net gain on investments                                                  8,079,398
                                                                       -----------
Net increase in net assets resulting from operations                   $13,168,708
                                                                       ===========

See Notes to Financial Statements.

Statement of Changes in Net Assets

                                FIXED INCOME FUND


                                                                              FOR THE                FOR THE
                                                                            YEAR ENDED             YEAR ENDED
                                                                         DECEMBER 31, 1995      DECEMBER 31, 1994
                                                                         -----------------      -----------------
OPERATIONS:
   Net investment income                                                    $ 5,089,310           $ 5,424,521
   Net realized loss on investments                                             (89,155)             (945,839)
   Net change in unrealized appreciation (depreciation) on investments        8,168,553            (6,295,449)
                                                                            -----------           -----------
        Net increase (decrease) in net assets resulting from operations      13,168,708            (1,816,767)
                                                                            -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (5,089,310)           (5,424,521)
                                                                            -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of 3,103,767 and 1,533,134 shares, respectively       31,114,026            14,857,353
   Net asset value of 9,374 and 15,721 shares issued in reinvestment
     of distributions, respectively                                              92,653               152,957
   Payments for redemptions of 2,464,690 and 1,449,568 shares,
     respectively                                                           (24,118,178)          (13,902,241)
                                                                            -----------           -----------
     Net increase in net assets from capital share transactions               7,088,501             1,108,069
                                                                            -----------           -----------
     Net increase (decrease) in net assets                                   15,167,899            (6,133,219)
                                                                            -----------           -----------

NET ASSETS:
   Beginning of year                                                         84,774,146            90,907,365
                                                                            -----------           -----------
   End of year                                                              $99,942,045           $84,774,146
                                                                            ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

         Mariner Fixed Income Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company with multiple investment portfolios, including the Fund.

         SECURITIES VALUATION: Portfolio securities for which market quotations are readily available are valued at the quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         The Fund has available a $1,082,278 capital loss carryforward which, if not utilized, $207,551 and $874,727 will expire in year 2002 and 2003, respectively.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to declare as a dividend substantially all of its net investment income at the end of each business day and pay within five business days after the end of each month. Net capital gains, if any, will be distributed annually.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

         ORGANIZATIONAL   COSTS:   Costs   incurred  in   connection   with  the
         organization of the Fund are being amortized on a straight-line basis over a five year period from the date operations commenced.

     2.  PORTFOLIO SECURITIES

         The cost of securities purchased and proceeds from securities sold (excluding short-term securities and principal paydowns) for the year ended December 31, 1995 were approximately $140,414,000 and $31,953,000, respectively.

     3.  AGREEMENTS

         The Trust retains HSBC Asset Management Americas Inc.("HSBC Americas") to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policy established by the Board of Trustees.

         As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                                        ADVISORY
              PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS            FEE RATE
         ---------------------------------------------------------      --------
         Not exceeding $400 million                                      0.550%
         In excess of $400 million but not exceeding $800 million        0.505%
         In excess of $800 million but not exceeding $1.2 billion        0.460%
         In excess of $1.2 billion but not exceeding $1.6 billion        0.415%
         In excess of $1.6 billion but not exceeding $2 billion          0.370%
         In excess of $2 billion                                         0.315%

         For  the  year  ended   December  31,  1995,   HSBC   Americas   earned
         approximately $464,400 in advisory fees.

         As administrator, PFPC Inc. ("PFPC") is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $78,200, net of fee waivers of approximately $6,300, in administrative services fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of the Fund's shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland Bank, N.A. ("Marine Midland"), an affiliate of the Adviser, as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. For the period from January 1, 1995 through September 25, 1995, HSBC Americas paid the Fund's entire custodian fee of approximately $9,500.

     3.  AGREEMENTS (CONTINUED)

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $59,100. Of that total, HSBC Americas waived approximately $5,100 of these fees for the month of January 1995 .

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         One state in which the shares of the Fund are qualified for sale imposes limitations on the expenses of the Fund. The Advisory Contract and the Administrative Services Contract with HSBC Americas provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitation applicable to the Fund imposed by the securities regulations of such state, HSBC Americas will pay or reimburse the Fund in amounts equal to the excess. Although there is no certainty that this limitation will be in effect in the future, the effective limitation on an annual basis with respect to the Fund is currently 2.5% per annum of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For the year ended December 31, 1995, there were no payments or reimbursements required as a result of this expense limitation.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                             FIXED INCOME FUND

                                                                                                                   FOR THE PERIOD
                                                                                                                  JANUARY 15, 1993
                                                                              FOR THE             FOR THE         (COMMENCEMENT OF
                                                                             YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                                                         DECEMBER 31, 1995   DECEMBER 31, 1994   DECEMBER 31, 1993
                                                                         -----------------   -----------------   -----------------
Net asset value, beginning of period                                          $  9.35            $ 10.13              $ 10.00
                                                                              -------            -------              -------
Income From Investment Operations
     Net investment income                                                       0.59               0.59                 0.63
     Net realized and unrealized gain (loss) on investments                      0.93              (0.78)                0.21
                                                                              -------            -------              -------
           Total from investment operations                                      1.52              (0.19)                0.84
                                                                              -------            -------              -------
Less Distributions from:
     Net investment income                                                      (0.59)             (0.59)               (0.63)
     Net capital gain                                                              --                 --                (0.07)
     Excess of net realized gain on investments                                    --                 --                (0.01)
                                                                              -------            -------              -------
     Total distributions                                                        (0.59)             (0.59)               (0.71)
                                                                              -------            -------              -------
Net asset value, end of period                                                 $10.28             $ 9.35               $10.13
                                                                              =======            =======              =======
Total Return (a)                                                                16.73%             (1.89)%               8.57%(b)
Ratios / Supplemental Data
     Net assets (000), end of period                                          $99,942            $84,774              $90,907
     Ratio of expenses (without fee waivers)
       to average net assets                                                     0.96%              0.86%                0.87%(c)
     Ratio of expenses (with fee waivers)
       to average net assets                                                     0.93%              0.77%                0.22%(c)
     Ratio of net investment income (without fee
       waivers) to average net assets                                            6.00%              6.01%                5.75%(c)
     Ratio of net investment income (with fee waivers)
       to average net assets                                                     6.03%              6.10%                6.40%(c)
     Portfolio turnover rate                                                    41.58%             63.96%              107.34%(b)

-----------------
(a)  Excludes sales charge.
(b)  Not annualized.
(c)  Annualized.

See Notes to Financial Statements.

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     To the Shareholders and Board of Trustees
     Mariner Mutual Funds Trust

     We have audited the accompanying statement of assets and liabilities of the Mariner Fixed Income Fund (one of the portfolios comprising Mariner Mutual Funds Trust), including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner Fixed Income Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

     /s/ ERNST & YOUNG LLP

     New York, New York
     February 5, 1996

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYSFund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.


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